Exhibit 10.1
                                                                  EXECUTION COPY

                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT, dated as of January 11, 2007, by and among SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation ("Southeastern") on behalf of discretionary investment accounts, and Legg Mason Opportunity Trust ("Legg Mason"), a series of Legg Mason Investment Trust, Inc. (each an "Investor" and together the "Investors"), and LEVEL 3 COMMUNICATIONS, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Investors have either full investment discretion with respect to the Notes (as defined below) or proper authorization from the Beneficial Owner (as defined below) of the Notes, as the case may be; and

     WHEREAS, the parties desire that the Company acquire, and the Investors deliver to the Company, the Notes in exchange for the Company's issuance to the Investors and in the case of Southeastern, on behalf of its discretionary or non-discretionary, as the case may be, investment account clients (the "Clients"), shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, in each case upon the terms and subject to the conditions set forth below.

                  NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1.        EXCHANGE.
                  --------

     1.1. Definitions. As used in this Agreement the following terms have the following meanings:

     (a) "Additional Notes" shall mean the Company's 10% Convertible Senior Notes due 2011 (CUSIP# 52729N BE 9) other than the Notes;

     (b) "Adjustment Amount" shall mean, with respect to any Investor and any acquisition of Additional Notes by the Company, the product of (A) the excess of the premium (per $1,000 principal amount of Additional Notes) delivered by the Company to acquire such Additional Notes over the Investor Premium then in effect, (B) the principal amount of Notes delivered by such Investor under this Agreement and (C) 0.001;

     (c) "Adjustment Amount Shares" shall mean, with respect to any Investor and any acquisition of Additional Notes by the Company, the number of shares of Common Stock equal to such Investor's Adjustment Amount divided by the Company Stock Price as of the date of the Company's acquisition of such Additional Notes;

     (d) "Affiliate" shall mean, with respect to any Person, any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition "control," when used with respect to any specified Person, shall mean


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the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     (e) "Beneficially Own" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the 1934 Act (as defined below), as in effect on the date hereof); provided, however, that a Person will be deemed to beneficially own (and have beneficial ownership of) all securities that such Person has the right to acquire, whether such right is exercisable immediately or with the passage of time or the satisfaction of conditions. The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings;

     (f) "Company Stock Price" shall mean, as of any date, the volume-weighted sales price per share taken to four decimal places of the Common Stock on the Nasdaq National Market for the consecutive period beginning at 9:30 am New York Time ("NYT") on the thirteenth trading day immediately preceding such date and concluding at 4:00 pm NYT on the third trading day immediately preceding such date, as calculated by Bloomberg Financial LP under the function "LVLT Equity AQR";

     (g) "Group" shall mean any group of Persons who, with respect to those acquiring, holding, voting or disposing of Voting Securities would, assuming ownership of the requisite percentage thereof, be required under Section 13(d) of the 1934 Act to file a statement on Schedule 13D with the Securities and Exchange Commission as a "person" within the meaning of Section 13(d)(3) of the 1934 Act, or who would be considered a "person" for purposes of Section 13(g)(3) of the 1934 Act;

     (h) "Investor Premium" means $295 per $1,000 principal amount of Additional Notes acquired by the Company; provided that following any instance in which the Company becomes obligated under Section 1.3 to deliver additional consideration to the Investors as a result of the Company's acquisition of Additional Notes, the Investor Premium shall be increased to the premium per $1,000 principal amount of Additional Notes delivered by the Company to the Person other than the Investors that resulted in such obligation to deliver additional consideration (which premium shall be determined by the Company in good faith);

     (i) "Notes" shall mean the Company's 10% Convertible Senior Notes due 2011 (CUSIP# 52729N BE 9), which were issued pursuant to an effective registration statement under the 1933 Act (as defined below) and are being exchanged by the Investors pursuant to this Agreement in the aggregate principal amounts set forth on Schedule I hereto;

     (j) "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, governmental entity, unincorporated association or joint venture;

     (k) "Shares" shall mean the shares of Common Stock issued to the Investors pursuant to the terms of this Agreement which shall be calculated as 326.77 shares of Common Stock per each $1,000 principal amount of the Notes; and

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     (l) "Voting Securities" shall mean the shares of the Common Stock and any other capital stock or equity securities of the Company having the general voting power under ordinary circumstances to elect members of the board of directors of the Company, and any other securities which are convertible into, or exchangeable for, Voting Securities.

     1.2. Exchange by the Company.

     (a) Subject to the terms set forth in this Agreement and in reliance upon the representations and warranties set forth below, on the Closing Date (as defined herein) the Company shall acquire from each Investor (in the case of Southeastern, on behalf of its respective Clients), and each Investor (in the case of Southeastern, on behalf of its respective Clients) shall transfer, assign and deliver to the Company, the aggregate principal amount of Notes set forth opposite the name of such Investor on Schedule I hereto, free and clear of any liens, claims, charges, security interest or other legal or equitable encumbrances, limitations or restrictions (collectively, "Liens"), in exchange for the Company's issuance to such Investor (in the case of Southeastern, on behalf of its respective Clients) of the number of Shares set forth opposite the name of such Investor on Schedule I hereto. On the Closing Date, such exchange shall be effected by each Investor causing each record holder of the Notes set forth opposite such Investors name on Schedule I hereto to deliver such Notes to the Company or its designee (duly endorsed or otherwise in form sufficient for transfer), against delivery by or on behalf of the Company to each Investor the number of Shares set forth opposite the name of such Investor on Schedule I hereto.

     (b) No additional consideration for any purpose shall be due to the Investors at Closing other than the Shares plus an amount in cash equal to the accrued and unpaid interest on the Notes transferred by such Investor under this Agreement from the last interest payment date for the Notes to, but not including the Closing Date. All deliveries at the Closing shall be accomplished pursuant to the delivery instructions to be provided by each Investor no later than 5:00 P.M. New York time on Friday, January 12, 2007, substantially in the form outlined on Schedule I hereto.

     1.3. Adjustment to the Exchange Ratio. If, within 90 days following the date hereof, the Company acquires any Notes from any Person other than the Investors for a premium (which premium shall be determined by the Company in good faith and shall also include the value of the consideration representing interest which the Company shall not be obligated to pay on such Notes as a result of acquiring such Notes) that is greater than the Investor Premium in effect at that time, the Company shall within 10 business days after such acquisition of Notes from such other Person, deliver to each Investor such Investor's Adjustment Amount Shares with respect to such acquisition of Additional Notes by the Company. Notwithstanding anything in this Agreement to the contrary, consideration representing shares into which Notes are convertible shall not constitute a premium.

     1.4. Closing. The closing of the exchange of the Shares for the Notes (the "Closing") shall take place at the offices of the Company at 1025 Eldorado Boulevard, Broomfield, Colorado 80021 on Thursday, January 18, 2007 at 10:00 A.M., New York time, or on such other date, and at such other place and time, as the parties hereto shall mutually agree (such date, the "Closing Date").

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     1.5. Section 3(a)(9). The parties hereto acknowledge and agree that the
Shares being issued hereunder have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or under any applicable state securities laws and that the issuance of the Shares, assuming that the representations and warranties of the parties are true and correct is exempt from registration under the 1933 Act pursuant to Section 3(a)(9) thereof.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.
                  -----------------------------------------------

     Each Investor, severally for itself and not jointly with the other Investors (in the case of Southeastern, for itself (unless otherwise indicated)) hereby represents and warrants to the Company on the date hereof and on the Closing Date as follows:

     2.1. Authorization and Validity of Agreement. Such Investor has all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of the obligations of such Investor hereunder have been duly authorized, and no other proceedings on the part of such Investor (in the case of Southeastern, on its part and on the part of its Clients) are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by such Investor and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

     2.2. Consents and Approvals. No consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other Person, firm or corporation, nor any declaration to or filing or registration with any such governmental or regulatory authority is required in connection with such Investor's execution and delivery of this Agreement or the performance by such Investor of such Investor's obligations hereunder, except for such consents, the failure of which to obtain would not be reasonably expected to have a material adverse effect on the ability of the Investor to consummate the transactions contemplated hereby or would result in a Lien on the Notes transferred by such Investor pursuant to this Agreement.

     2.3. Title to Notes. Such Investor has full investment discretion with respect to the Notes set forth opposite the name of such Investor on Schedule I hereto or full authority to transfer such Notes, as the case may be, and it (or in the case of Southeastern, its Clients) have valid and marketable title thereto, free and clear of any Liens, and such Notes will be transferred to the Company free and clear of any Liens.

     2.4. Status of Note Holder.

     (a) Sophisticated Party; Authority from Clients. Such Investor is a sophisticated investor and has relied on its own independent investigation and not on any information or representations or warranties made by the Company (other than the representations and warranties of the Company contained in Section 3 hereof and the filings made by the Company pursuant to the Securities Exchange Act of 1934 (the "1934 Act") in determining to execute and deliver this Agreement. In the case of Southeastern, each of its Clients is an institutional "accredited investor" as defined in Rule 501 under the 1933 Act. Such Investor has full discretionary or other valid authority to enter into the transaction contemplated

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by this Agreement (in the case of Southeastern, on behalf of its respective
Clients) and no further authorization or consent is required (in the case of Southeastern, or from its Clients) to enter into this Agreement or to consummate the transactions contemplated hereby, except for such consents, the failure of which to obtain would not be reasonably expected to have a material adverse effect on the ability of such Investor to consummate the transactions contemplated hereby or would result in a Lien on the Notes transferred by such Investor pursuant to this Agreement.

     (b) Group. Such Investor together with the other Investors do not constitute a Group. Such Investor hereby agrees that such Investor shall not take any actions such that it and the other Investor may be deemed to be a Group. In the case of Southeastern, after giving effect to the transactions contemplated under this Agreement, (i) Southeastern together with its "ultimate parent entity" (as defined by 16 C.F.R. ss.801.1(a)(3)) and all entities included within such "ultimate parent entity" will Beneficially Own less than thirty-five percent (35%) of the Company's outstanding Common Stock, (ii) each Client of Southeastern that is an institutional investor together with its "ultimate parent entity" (as defined by 16 C.F.R. ss.801.1(a)(3)) and all entities included within such "ultimate parent entity" will Beneficially Own no more than fifteen percent (15%) of the Company's outstanding Common Stock and
(iii) each Client of Southeastern that is not an institutional investor together with its "ultimate parent entity" (as defined by 16 C.F.R. ss.801.1(a)(3)) and all entities included within such "ultimate parent entity" will Beneficially Own no more than ten percent (10%) of the Company's outstanding Common Stock. In the case of Legg Mason, after giving effect to the transactions contemplated under this Agreement, Legg Mason together with its "ultimate parent entity" (as defined by 16 C.F.R. ss.801.1(a)(3)) and all entities included within such "ultimate parent entity" will Beneficially Own less than fifteen percent (15%) of the Company's outstanding Common Stock. Such Investor (in the case of Southeastern, each Client), or its "ultimate parent entity" (as defined by 16 C.F.R. ss.801.1(a)(3)), if any, is a different "acquiring person" (as defined by 16 C.F.R. ss.801.2(a)) from the other Investor (in the case of Southeastern, the other Investor and the other Clients).

     2.5. Company Excluded Information. Such Investor acknowledges and agrees that the Company possesses material information not generally known by the public or by the Investor regarding the Company, its business, its condition (financial or otherwise) and its prospects (collectively, the "Company Excluded Information"), and such Investor agrees that the Company shall have no liability to such Investor to the extent such Investor incurs or otherwise suffers any liability, loss, expense, cost or damage arising out of or relating to the non-disclosure of the Company Excluded Information; provided, that the foregoing limitation of liability shall not in any way limit the liability of the Company for any breach of its representations and warranties hereunder.

     2.6. Investment. Such Investor is acquiring the Shares for its own account (in the case of Southeastern, on behalf of its Clients under full discretionary or other valid authority from such Clients) solely for the purpose of investment (as defined by 16 C.F.R. ss.801.1(i)(1)) and not with a view to, or for sale in connection with any distribution of the Shares, but subject, nevertheless, to any requirement of law that the disposition of such Investor's property shall at all times be within such Investor's control. Such Investor (in the case of each of Southeastern, it and, to its knowledge, its respective Clients) has no present agreement, undertaking,



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arrangement, obligation or commitment providing for the disposition of the
Shares received by such Investor pursuant to this Agreement.

     2.7. No Manipulation of Stock. Such Investor (in the case of each of Southeastern, it and, to its knowledge, its respective Clients) has not taken, in violation of applicable law, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the transactions contemplated hereby or the sale or resale of the shares of Common Stock.

     2.8. Accuracy of Information Supplied for Registration Statement. In the case of Southeastern, the information regarding such Investor and its Affiliates supplied or to be supplied by it in writing specifically for inclusion or incorporation by reference into that certain registration statement referred to in Section 4.2 herein will not, as of the date of such registration statement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     2.9. Investment Company Act.

     (a) In the case of Southeastern, the Board of Directors of Longleaf Partners Fund, including a majority of the directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Longleaf Partners Fund, have found that any interest of such fund's investment adviser in the transactions contemplated by this Agreement is not "material" within the meaning of Rule 17a-6 under the 1940 Act (the "Rule"), and have recorded or shall record the basis for that finding in the minutes of the meeting of its Board of Directors, and to the best of such Investor's knowledge no other Person is a party to the transactions contemplated by this Agreement or has a direct or indirect Financial Interest (as defined in the Rule) in a party to such transactions other than Longleaf Partners Fund that would cause the exemption afforded by the Rule in respect of Longleaf Partners Fund's participation to be unavailable.

     (b) In the case of Legg Mason, the Board of Directors of Legg Mason, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of Legg Mason, have found that any interest of such fund's investment adviser in the transactions contemplated by this Agreement is not "material" within the meaning of the Rule, and have recorded or shall record the basis for that finding in the minutes of the meeting of its Board of Directors, and to the best of such Investor's knowledge no other Person is a party to the transactions contemplated by this Agreement or has a direct or indirect Financial Interest (as defined in the Rule) in a party to such transactions other than Legg Mason that would cause the exemption afforded by the Rule in respect of Legg Mason's participation to be unavailable.

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                  ---------------------------------------------

     The Company hereby represents and warrants to each of the Investors on the date hereof and on the Closing Date as follows:

     3.1. Authorization and Validity of Agreement. The Company has all corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of the obligations of the Company

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hereunder have been duly authorized, and no other proceedings on the part of the
Company are necessary to authorize such execution, delivery and performance.
This Agreement has been duly executed by the Company and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

     3.2. Consents and Approvals. No consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other Person, firm or corporation, nor any declaration to or filing or registration with any such governmental or regulatory authority is required in connection with the Company's execution and delivery of this Agreement or the performance by the Company of the Company's obligations hereunder, except for such consents, the failure of which to obtain would not be reasonably expected to have a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby.

     3.3. Issuance of Shares. Upon issuance in exchange for the Notes being delivered to the Company by the Investors, the Shares will be, duly authorized, validly issued, fully paid and nonassessable. The Shares will be issued at the Closing without any restrictive legend, and assuming the accuracy of the representations and warranties of the Investors, are freely tradable (other than by Affiliates of the Company) under the 1933 Act. The Shares will be issued at Closing free and clear of any Liens.

     3.4. Accuracy of Information. The filings made by the Company since January 1, 2006 pursuant to the 1934 Act (as modified or supplemented by other information so filed) did not when filed contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information contained in any such filings, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     3.5. Southeastern Standstill. The Board of Directors of the Company has determined that Section 5.6 of that certain Securities Purchase Agreement, dated as of February 18, 2005, by and among the Company and each of the investors named in Exhibit A thereto shall not be applicable to the transactions contemplated by this Agreement with respect to Southeastern; provided that such
Section 5.6 otherwise remains in full force and effect.

SECTION 4.        COVENANTS OF THE PARTIES.
                  ------------------------

     4.1. Further Assurances of the Investors. Each Investor shall, at any time and from time to time after the date hereof, upon the request of the Company and at the expense of the Investor forthwith, execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as the Company may reasonably request to perfect title of the Company and its successors and assigns to the Notes or otherwise to effectuate the purposes of this Agreement.

     4.2. Further Assurances of the Company. The Company shall, at any time and from time to time after the date hereof, upon the request of the Investors and at the expense of the Company forthwith, execute and deliver such further instruments of assignment, transfer,

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conveyance, endorsement, direction or authorization and other documents as the
Investors may reasonably request to perfect title of the Investors and their successors and assigns to the Shares or otherwise to effectuate the purposes of this Agreement.

     4.3. Agreement Not to Sell. Each Investor (in the case of Southeastern, on behalf of itself and its Clients) agrees that, for the period expiring thirty
(30) days following the Closing Date, neither Investor nor the Client shall offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Investor or the Clients or any Affiliate of the Investor or the Clients or any Person in privity with either the Investor or the Clients or any Affiliate of either the Purchase or the Clients) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act, any of the Shares acquired under the terms of this Agreement or publicly announce an intention to effect any such transaction.

     4.4. Registration.

     (a) In the event that Southeastern is deemed an Affiliate of the Company, the Company shall use reasonable best efforts to prepare and file with the Securities and Exchange Commission ("SEC") within 15 days following the receipt by the Company of the written request of Southeastern, a registration statement on Form S-3 under Rule 415 of the 1933 Act to enable the resale of the Registrable Securities (as defined below) by Southeastern, from time to time, in compliance with the 1933 Act (the "Resale Registration Statement"). The Company shall use reasonable best efforts to cause the Resale Registration Statement to become effective as promptly as practicable after filing. The Company shall use reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith (the "Resale Prospectus") as may be necessary to keep the Resale Registration Statement effective and free from any material misstatement or omission to state a material fact. Notwithstanding the foregoing, the Company shall not be required to keep the Resale Registration Statement in effect if the Company shall have received an opinion of counsel reasonably satisfactory to the Company and Southeastern that Southeastern is not an Affiliate of the Company. "Registrable Securities" shall mean the Shares issued pursuant to this Agreement and held by the Clients of Southeastern at the time of the Company's filing of the Resale Registration Statement and over which securities Southeastern has discretionary authority. The Company shall bear all expenses in connection with the Company's registration of the Registrable Securities pursuant to this
Section 4.4, provided, however, that Southeastern shall bear the cost of all underwriting discounts and selling commissions and similar fees applicable to the sale of the Registrable Securities and fees and expenses of its legal counsel and all transfer taxes.

     (b) In the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Resale Registration Statement for amendments or supplements to a Resale Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Resale Registration Statement or the



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initiation of any proceedings for that purpose; (iii) of any event or circumstance not otherwise covered by clause (iv) below which, upon the advice of its counsel, necessitates the making of any changes in the Resale Registration Statement or Resale Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Resale Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Resale Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) the Company determines in good faith that offers and sales pursuant to the Resale Registration Statement should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a Resale Registration Statement or related Resale Prospectus, is reasonably likely to have a seriously detrimental effect on the Company, then the Company shall deliver a certificate in writing to the Southeastern (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, Southeastern will refrain from selling any Registrable Securities pursuant to the Resale Registration Statement (a "Suspension") until it receives copies of a supplemented or amended Resale Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Resale Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Resale Prospectus. In the event of any Suspension, the Company will use reasonable best efforts to cause the use of the Resale Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to Southeastern.

     (c) Notwithstanding the foregoing paragraphs of this Section 4.4, no Suspension under clause (v) of Section 4.4(b) shall continue for more than forty-five (45) days and the Company shall not deliver more than one Suspension Notice under such clause in any twelve-month period.

     (d) Provided that a Suspension is not then in effect, Southeastern may sell Registrable Securities under the Resale Registration Statement, provided, to the extent required by applicable law, that it arranges for delivery of a current Resale Prospectus to the transferee of such securities. Upon receipt of a request therefor, the Company will provide an adequate number of current Resale Prospectuses to Southeastern.

SECTION 5.        CONDITIONS PRECEDENT.
                  --------------------

     5.1. Conditions to the Obligation of the Investors to Consummate the Closing. The several obligations of each Investor to consummate the transactions to be consummated at the Closing, are subject to the satisfaction of the following conditions precedent:

     (a) The representations and warranties of the Company contained in Section 3 of this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date as though made on the Closing Date (except that those representations and warranties that address matters only as of a particular date shall have been true and correct only on such date).

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     (b) The Company shall have delivered the Shares deliverable to such
Investor.

     (c) The transaction contemplated by this Agreement shall not be prohibited or enjoined by any law or governmental or court order or regulation.

     5.2. Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the transactions to be consummated at the Closing, is subject to the satisfaction of the following conditions precedent:

     (a) The representations and warranties of such Investor contained in
Section 2 of this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date as though made on the Closing Date (except that those representations and warranties that address matters only as of a particular date shall have been true and correct only on such date).

     (b) Each Investor shall have delivered the Notes set forth opposite its name on Schedule I hereto.

     (c) The transaction contemplated by this Agreement shall not be prohibited or enjoined by any law or governmental or court order or regulation.

     Each Investor's obligations under this Agreement shall be several and independent from the obligations of each other Investor; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to consummate the transactions contemplated by this Agreement unless the conditions set forth in Section 5.2 above is satisfied.

SECTION 6.        MISCELLANEOUS.
                  -------------

     6.1. Successors and Assigns. No party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

     6.2. Governing Law. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

     6.3. Expenses. Each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any legal and accounting fees, whether or not the transactions contemplated hereby are consummated.

     6.4. Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

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

     6.5. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given
(i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (iii) on the day after delivery to Federal Express or similar overnight courier; or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

                  If to Southeastern:

                          Southeastern Asset Management, Inc.
                          6410 Poplar Avenue
                          Suite 900
                          Memphis, TN 38119
                          Attn.: Andrew R. McCarroll, Esq.
                          Facsimile: (901) 818-5160

                  If to Legg Mason:

                          Legg Mason Opportunity Trust
                          100 Light Street
                          Baltimore, MD 21202
                          Attn.: General Counsel
                          Facsimile: (410) 454-5372

                  If to the Company:

                          Level 3 Communications, Inc.
                          1025 Eldorado Boulevard
                          Broomfield, Colorado 80021
                          Attn.: General Counsel
                          Facsimile: (720) 888-5619

Either party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

     6.6. Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance.

     6.7. Parties in Interest. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third Persons to the Investors or the

Company. No provision of this Agreement shall give any third Persons any right of subrogation or action over or against the Investors or the Company.

     6.8. Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     6.9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY:                    LEVEL 3 COMMUNICATIONS, INC.




                              By: /s/ Robin E. Grey
                              Name: Robin E. Grey
                              Title:  Senior Vice President


INVESTORS:                  SOUTHEASTERN ASSET MANAGEMENT, INC., on behalf of
                                its investment advisory clients



                              By:  /s/ Andrew R. McCarroll
                              Name: Andrew R. McCarroll
                              Title: Vice President and General Counsel


                            LEGG MASON OPPORTUNITY TRUST, a series of
                                Legg Mason Investment Trust, Inc.

                              By: /s/ Gregory Merz
                              Name: Gregory Merz
                              Title: Vice President

                                                                      Schedule I

                          Form of Delivery Instructions

Note Delivery Instructions
Notes coming from the following
accounts and Delivered to DTC XXX

     Investor            CUSIP           Sub Account         DTC #           DTC Name       Principal Amount of Notes
     --------            -----           -----------         -----           --------       -------------------------

Southeastern Asset
Management, Inc.                                                                                $390,026,000


Stock Delivery Instructions
Common Stock coming from the Company's transfer agent and Delivered to the following accounts via DWAC

     Investor             Sub Account              DTC #            DTC Name        DWAC Reference     Common Shares
     --------             -----------              -----            --------        --------------     -------------

Southeastern Asset
Management, Inc.                                                                                        127,448,764

Cash Wire Transfer Instructions

                                                                      Schedule I

                          Form of Delivery Instructions

Note Delivery Instructions
Notes coming from the following
accounts and Delivered to DTC XXX

     Investor            CUSIP           Sub Account         DTC #           DTC Name       Principal Amount of Notes
     --------            -----           -----------         -----           --------       -------------------------

Legg Mason
Opportunity Trust                                                                               $100,000,000


Stock Delivery Instructions
Common Stock coming from the Company's transfer agent and Delivered to the following accounts via DWAC

     Investor             Sub Account              DTC #            DTC Name        DWAC Reference     Common Shares
     --------             -----------              -----            --------        --------------     -------------

Legg Mason
Opportunity Trust                                                                                       32,677,000

Cash Wire Transfer Instructions